UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018 (October 31, 2018)
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A has been filed for the sole purpose of correcting the EDGAR submission type from “8-K” to “8-K/A” in the Current Report on Form 8-K previously filed by W. P. Carey on November 16, 2018 (the “Prior Form 8-K”). All disclosure in the Prior Form 8-K remains unchanged.

The Current Report on Form 8-K of W. P. Carey Inc. (“W. P. Carey”) filed on October 31, 2018 is hereby amended to include the historical financial statements and pro forma financial information required by Items 9.01(a) and (b).

Item 9.01 — Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

On October 31, 2018, W. P. Carey reported that the proposed merger described in the Agreement and Plan of Merger dated as of June 17, 2018 (the “Merger Agreement”) by and among Corporate Property Associates 17 – Global Incorporated (“CPA:17”), W. P. Carey, the ultimate parent of the external manager of CPA:17, CPA17 Merger Sub LLC, an indirect wholly-owned subsidiary of W. P. Carey and the other parties thereto, and the other transactions contemplated thereby, had closed on October 31, 2018.

The CPA:17 Historical Audited Financial Statements as of December 31, 2017 and December 31, 2016 and for the three years in the period ended December 31, 2017 were previously filed as Exhibit 99.1 to the Form 8-K filed by W. P. Carey on October 1, 2018 and are incorporated by reference herein.

The financial statements for CPA:17 as of September 30, 2018 are attached as Exhibit 99.2 hereto and is incorporated by reference herein.

(b) Pro forma financial information.

The pro forma financial information of W. P. Carey required pursuant to Article 11 of Regulation S-X as of, and for, the nine months ended September 30, 2018, and for the year ended December 31, 2017 is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited financial statements of CPA:17 as of December 31, 2017 and December 31, 2016 and for the three years in the period ended December 31, 2017 (incorporated herein by reference to Exhibit 99.1 to the Form 8‑K filed by W. P. Carey on October 1, 2018)

99.2	Unaudited financial statements of CPA:17 as of September 30, 2018

99.3	Unaudited pro forma condensed consolidated financial information of W. P. Carey Inc. as of September 30, 2018 and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

W. P. Carey Inc.

Date:	November 19, 2018	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer